UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21435

General Electric RSP Income Fund

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices) (Zip code)

GE Asset Management

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Item 1.	Reports to Stockholders

GE RSP Funds

U.S. Equity Fund

Income Fund

Annual Report

December 31, 2013

The information provided on the performance pages relates to the GE RSP U.S. Equity Fund (formerly GE S&S U.S. Equity Fund) and GE RSP Income Fund (formerly GE S&S Income Fund) (each a “Fund” and collectively the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2014 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The GE RSP U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management (GEAM). He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as a portfolio manager for the GE RSP U.S. Equity Fund since May 2011. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE RSP U.S. Equity Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager at GEAM in 1999.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE RSP U.S. Equity Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE RSP U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the Fund returned 35.15%. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 32.39% and the Fund’s Morningstar peer group of 1,770 U.S. Large Growth Funds returned an average of 33.87% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	As economic data — from manufacturing to employment, housing, autos and consumer confidence — improved, the S&P 500 rose 32.4% in 2013, achieving its best single-year total return since 1997. The massive advance astonished many investors, as the size of the market rally dwarfed the pace of single-digit GDP and corporate earnings growth. In other words, the market rally was fueled by expanding valuations. At the beginning of 2013 S&P 500 stocks sold at 13x forward-earnings, and ended the year at a forward P/E of 15.4x — neither particularly cheap nor expensive by historical standards. The market’s ability to climb higher as the Federal Reserve announced its intention to taper government debt purchases, signaled investor confidence that growth could be sustained absent heroic Fed intervention. As economic confidence improved, the S&P 500 cyclical sectors outperformed, led by consumer discretionary (+43%), health care (+41.5% led by strength in biotechnology stocks) and industrials (+41%). The higher-yielding, defensive stocks lagged on concerns that rising bond yields could cut demand for equity income in sectors like telecommunications (+11.5%) and utilities (+13%). The energy sector also underperformed as commodity prices stalled. During the year, small cap stocks outperformed large cap stocks, while the growth style of investing generally beat value.

Q.	What were the primary drivers of Fund performance?

A.	Stock selection was strong across the Fund, and it was well positioned to take advantage of the cyclical leadership. The Fund benefited both from underweight exposure to the defensive consumer staples, telecommunications and utilities sectors, as well as positive overweights relative to the S&P 500 financials, health care and consumer discretionary sectors.

(Unaudited)

Rising interest rates and more robust capital markets activity in part led to outperformance among the Fund’s financials sector holdings, with the greatest contributions coming from capital markets companies enjoying higher volumes of business and better profit prospects. Asset managers saw increased fund flows, while life insurance companies got a lift from higher interest income and stronger pricing trends. The Fund’s bank and consumer finance holdings rallied amid rising interest rates, a relatively benign regulatory environment and improving credit trends. Underweighting REITs as investor appetite for equity yield declined also helped the Fund’s performance.

The Fund’s consumer staples holdings significantly outperformed the S&P 500 benchmark sector and the market. The Fund holds several attractively valued companies that have outperformed modest earnings growth expectations, while avoiding richly-valued consumer stocks also bolstered the Fund’s relative performance. The Fund successfully navigated a volatile environment for commodities during the year, investing in chemicals companies that benefited from falling input costs, while underweighting struggling integrated oil companies as energy prices ailed.

In an otherwise strong year, there were some key detractors to performance. As a group, the technology sector holdings trimmed the Fund’s relative returns. In general, companies perceived as “newer technology” outperformed, including internet software and cloud services companies. While the Fund held some internet search and ecommerce companies, it also held several technology stocks that lagged in the relatively defensive communications equipment, software and data storage industries. These “steady growers” mitigated the positive effect of owning some of the “newer technology” names. While the Fund was generally positioned to benefit from an improving economy, it was underweighted in the industrials sector, which weighed on returns.
Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period, the Fund reversed its overweight exposure to the information technology sector and was underweight by December 31, 2013. As several technology holdings suffered from increased competitive dynamics and investor concerns about obsolescence risk, we reduced positions leveraged to the declining personal computer market, and those suffering from anemic enterprise spending. We took profits in the consumer discretionary and industrials sectors. Coupled with the reduced technology exposure, the Fund softened the cyclical tilt it had in the beginning of the period.

At year-end 2013, the Fund’s largest overweight exposures were within the financials and health care sectors. We continued to build the Fund’s health care sector holdings with several new positions and increased positions of other holdings in which we have conviction. We funded these purchases in part with proceeds from eliminations of other health care holdings with, according to our analysis, lesser appreciation potential. During the period we initiated some new positions in insurance and capital markets companies and bolstered the Fund’s position in other financials holdings. Despite these changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned going into the next year.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 - December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,167.50	0.49
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.75	0.46

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.09% (for the period July 1, 2013 - December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Holdings

as of December 31, 2013 (as a % of Fair Value) (b)

Comcast Corp.	2.64%
EMC Corp.	2.60%
Express Scripts Holding Co.	2.46%
Pfizer Inc.	2.42%
Amgen Inc.	2.33%
QUALCOMM Inc.	2.26%
Citigroup Inc.	2.11%
Apple Inc.	2.07%
JPMorgan Chase & Co.	2.04%
Schlumberger Ltd.	1.90%

Sector Allocation

as a % of Fair Value of $5,052,185 (in thousands) on December 31, 2013 (b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,770	1,547	1,333
Peer group average annual total return	33.87%	18.59%	6.80%
Morningstar Category in peer group: U.S. Large Growth

Change in Value of a $10,000 Investment (a)

Average Annual Total Return

for the periods ended December 31, 2013

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)

GE RSP U.S. Equity Fund	35.15%	17.80%	7.53%	$20,661

S&P 500 Index	32.39%	17.94%	7.40%	$20,429

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE RSP U.S. Equity Fund	December 31, 2013

GE RSP U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 97.8%†

Advertising — 0.3%

The Interpublic Group of Companies Inc.	774,329	$13,705,623

Aerospace & Defense — 3.0%

General Dynamics Corp.	48,396	4,624,238
Honeywell International Inc.	1,032,817	94,368,489
The Boeing Co.	205,681	28,073,400
United Technologies Corp.	219,257	24,951,446
		152,017,573

Agricultural Products — 1.0%

Archer-Daniels-Midland Co.	1,161,494	50,408,840

Air Freight & Logistics — 0.8%

United Parcel Service Inc.	401,683	42,208,850

Airlines — 0.2%

Delta Air Lines Inc.	454,918	12,496,598

Application Software — 0.7%

Intuit Inc.	474,277	36,196,821

Asset Management & Custody Banks — 4.1%

Ameriprise Financial Inc.	733,193	84,353,855
Invesco Ltd.	2,001,156	72,842,078
State Street Corp.	658,180	48,303,830	(e)
		205,499,763

Auto Parts & Equipment — 0.5%

TRW Automotive Holdings Corp.	326,670	24,300,981	(a)

Automobile Manufacturers — 1.3%

Ford Motor Co.	3,315,096	51,151,931
General Motors Co.	411,363	16,812,406	(a)
		67,964,337

Automotive Retail — 0.7%

AutoZone Inc.	70,174	33,538,962	(a)

Biotechnology — 4.0%

Alexion Pharmaceuticals Inc.	135,508	18,030,694	(a)
Amgen Inc.	1,030,093	117,595,417
Gilead Sciences Inc.	904,997	68,010,525	(a)
		203,636,636

Broadcasting — 0.9%

CBS Corp.	241,978	15,423,678
Discovery Communications Inc.	372,646	31,250,093	(a)
		46,673,771

	Number of Shares	Fair Value

Cable & Satellite — 3.7%

Comcast Corp., Class A	1,790,636	$93,050,400	(††)
Comcast Corp., Special Class A	813,046	40,554,735	(††)
Liberty Global PLC	604,945	51,008,962	(a)
		184,614,097

Casinos & Gaming — 0.7%

Las Vegas Sands Corp.	435,560	34,352,617

Commodity Chemicals — 1.5%

LyondellBasell Industries N.V.	943,714	75,761,360

Communications Equipment — 3.9%

Cisco Systems Inc.	3,702,261	83,115,759
QUALCOMM Inc.	1,541,399	114,448,876
		197,564,635

Computer Hardware — 2.9%
Apple Inc.	186,323	104,547,698
Hewlett-Packard Co.	1,572,856	44,008,511
		148,556,209

Computer Storage & Peripherals — 2.6%

EMC Corp.	5,215,673	131,174,176

Construction & Farm Machinery — 0.1%

Cummins Inc.	38,716	5,457,795

Consumer Finance — 1.3%

American Express Co.	701,736	63,668,507

Data Processing & Outsourced Services — 1.0%

Visa Inc.	217,780	48,495,250

Department Stores — 0.4%

Macy’s Inc.	362,967	19,382,438

Diversified Financial Services — 6.4%
Bank of America Corp.	2,008,416	31,271,037
Citigroup Inc.	2,044,713	106,549,994
JPMorgan Chase & Co.	1,759,128	102,873,806
Wells Fargo & Co.	1,853,550	84,151,170
		324,846,007

Drug Retail — 0.8%

CVS Caremark Corp.	597,685	42,776,316

Electric Utilities — 0.4%

NextEra Energy Inc.	217,780	18,646,324

Electrical Components & Equipment — 0.3%

Eaton Corp. PLC	205,681	15,656,438

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	December 31, 2013

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 1.2%

Monsanto Co.	508,153	$59,225,232

General Merchandise Stores — 0.5%

Dollar General Corp.	411,362	24,813,356	(a)

Healthcare Distributors — 0.5%

Cardinal Health Inc.	401,683	26,836,441

Healthcare Equipment — 2.3%

Abbott Laboratories	580,765	22,260,722
Covidien PLC	1,219,568	83,052,581
Medtronic Inc.	36,297	2,083,085
Stryker Corp.	145,187	10,909,351
		118,305,739
Healthcare Services — 2.5%

Express Scripts Holding Co.	1,771,278	124,414,567	(a)

Healthcare Supplies — 0.5%

DENTSPLY International Inc.	556,549	26,981,496

Home Improvement Retail — 1.4%

Lowe’s Companies Inc.	1,410,731	69,901,721

Household Products — 0.3%

Energizer Holdings Inc.	120,989	13,095,849

Independent Power Producers & Energy Traders — 0.7%

AES Corp.	1,088,900	15,799,939
Calpine Corp.	483,956	9,441,981	(a)
NRG Energy Inc.	411,362	11,814,317
		37,056,237

Industrial Machinery — 1.2%

Dover Corp.	634,639	61,268,049

Integrated Oil & Gas — 5.3%

Chevron Corp.	759,810	94,907,867
Exxon Mobil Corp.	725,934	73,464,521
Hess Corp.	350,868	29,122,044
Occidental Petroleum Corp.	723,514	68,806,181
		266,300,613
Integrated Telecommunication Services — 0.7%

Verizon Communications Inc.	745,292	36,623,649

Internet Retail — 0.5%

Amazon.com Inc.	67,754	27,019,618	(a)

Internet Software & Services — 3.7%

Baidu Inc. ADR	324,250	57,677,590	(a)
eBay Inc.	895,318	49,144,005	(a)
Google Inc.	73,561	82,440,548	(a)
		189,262,143

	Number of Shares	Fair Value

Investment Banking & Brokerage — 1.4%

The Charles Schwab Corp.	629,142	$16,357,692
The Goldman Sachs Group Inc.	304,892	54,045,156
		70,402,848

Life & Health Insurance — 0.4%

Prudential Financial Inc.	217,780	20,083,672

Life Sciences Tools & Services — 0.3%

PerkinElmer Inc.	314,571	12,969,762

Managed Healthcare — 1.0%

UnitedHealth Group Inc.	701,736	52,840,721

Movies & Entertainment — 2.1%

The Walt Disney Co.	256,496	19,596,295
Time Warner Inc.	1,221,988	85,197,003
		104,793,298

Multi-Line Insurance — 2.9%

American International Group Inc.	1,725,302	88,076,667
Hartford Financial Services Group Inc.	1,645,449	59,614,617
		147,691,284

Oil & Gas Equipment & Services — 3.9%

Cameron International Corp.	399,263	23,768,126	(a)
Halliburton Co.	1,519,621	77,120,766
Schlumberger Ltd.	1,064,702	95,940,297
		196,829,189

Oil & Gas Exploration & Production — 1.7%

Anadarko Petroleum Corp.	692,057	54,893,961
Marathon Oil Corp.	871,120	30,750,536
		85,644,497

Packaged Foods & Meats — 0.8%

Mondelez International Inc.	1,113,098	39,292,359

Pharmaceuticals — 6.8%

Actavis PLC	283,114	47,563,152	(a)
GlaxoSmithKline PLC ADR	254,077	13,565,171
Johnson & Johnson	955,812	87,542,821
Merck & Company Inc.	1,403,471	70,243,724
Pfizer Inc.	3,992,634	122,294,379
		341,209,247

Property & Casualty Insurance — 1.2%

ACE Ltd.	588,006	60,876,261

Railroads — 0.5%

CSX Corp.	798,527	22,973,622

Regional Banks — 1.1%

Regions Financial Corp.	5,855,863	57,914,485

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	December 31, 2013

	Number of Shares	Fair Value

Research & Consulting Services — 0.1%

Nielsen Holdings N.V.	120,989	$5,552,185

Semiconductor Equipment — 0.2%

Applied Materials Inc.	653,340	11,557,585

Semiconductors — 0.3%

Analog Devices Inc.	300,053	15,281,699

Soft Drinks — 2.9%

Coca-Cola Enterprises Inc.	1,306,680	57,663,788
PepsiCo Inc.	1,081,641	89,711,305
		147,375,093

Specialized Finance — 1.5%

CME Group Inc.	701,736	55,058,206
McGraw Hill Financial Inc.	232,299	18,165,782
		73,223,988

Specialized REITs — 0.6%

American Tower Corp.	378,405	30,204,287

Specialty Chemicals — 0.2%

PPG Industries Inc.	43,556	8,260,831
Rockwood Holdings Inc.	48,396	3,480,640
		11,741,471

Specialty Stores — 0.9%

Dick’s Sporting Goods Inc.	750,131	43,582,611

Systems Software — 1.3%

Microsoft Corp.	423,461	15,850,145
Oracle Corp.	1,330,878	50,919,393
		66,769,538

Wireless Telecommunication Services — 0.9%

SBA Communications Corp.	501,866	45,087,642	(a)

Total Common Stock (Cost $3,650,368,481)		4,944,602,978

	Principal Amount	Fair Value

Short-Term Investments — 2.1%

Time Deposit — 2.1%

State Street Corp.
0.01% 01/02/14
(Cost $107,582,477)	$107,582,477	$107,582,477	(e)

Total Investments (Cost $3,757,950,958)		5,052,185,455

Other Assets and Liabilities, net — 0.1%		4,375,108

NET ASSETS — 100.0%		$5,056,560,563

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income Investments

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments

Vita Marie Pike

Senior Vice President and Chief Investment Officer — Risk Assets Fixed Income Investments

The GE RSP Income Fund (the “Fund”) is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GEAM. He has served on the portfolio management team for the GE RSP Income Fund since joining GEAM as a portfolio manager in 1996. He became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GEAM, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments of GEAM. He has been a member of the portfolio management team for the GE RSP Income Fund since 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer – Risk Assets Fixed Income Investments of GEAM. She has served on the portfolio management team for the GE RSP Income Fund since June 2004. Ms. Pike joined GE in January 2001 and GEAM in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer – Risk Assets Fixed Income Investments in April 2012. Prior to joining GE, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the GE RSP Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2013?

A.	For the twelve-month period ended December 31, 2013, the GE RSP Income Fund returned -0.85%. The Barclay’s U.S. Aggregate Bond Index, the Fund’s benchmark, returned -2.02% and the Fund’s Morningstar peer group of 1,105 U.S. Intermediate-Term Bond Funds returned an average of -1.38% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the period.

A.	The primary drivers of the Fund’s performance during the period were a rise in interest rates and tighter credit spreads. The U.S. Treasury 10-year note yield ended the year at 3.03%, up 127 basis points from the end of 2012. Rising interest rates drove bond prices down which resulted in negative total returns for both the Fund and its benchmark. However, the Fund’s duration was shorter than the benchmark when interest rates increased the most which benefited its relative performance. Credit related sectors outperformed duration-adjusted treasuries during the period due to a compression in yield spreads and higher coupon income. The Fund was generally overweight in these assets which added value but the main source of Fund performance came from strong security selection in all non-treasury sectors, predominantly high grade and high yield corporate debt and agency mortgage-backed securities.

Q.	Were there any significant changes to the Fund during the period?

A.

The Fund’s duration relative to its benchmark was strategically biased short and was tactically traded from neutral to 1 year below the benchmark duration during the period. The duration of the Fund began the year one-half year shorter than the benchmark and ended the year neutral. While the Fund maintained an overweight to

(Unaudited)

non-treasury sectors, the Fund’s relative allocations changed throughout the period to take advantage of yield spread changes. The allocation to high grade corporate bonds began the year roughly 4% underweight and ended the year 4% overweight. The overweight in commercial mortgage-backed securities was increased from 1% to 4% at year-end. The Fund’s non-index exposure to high yield bonds moved from a 4% to 10% by mid-year and finished at 6%. The Fund’s exposure to emerging market debt started at 3%, rose to 7% by mid-year and ended at 5%. The Fund’s net increase in spread sector exposure was offset by a decrease in its relative allocation to treasury securities (including cash) from approximately -5% to -16%.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)
Actual Fund Return	1,000.00	1,015.30	1.02
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.20	1.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.20% (for the period July 1, 2013—December 31, 2013), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds, and money market instruments.

Quality Ratings

as of December 31, 2013 as a % of Fair Value (b)

Aaa / AAA	3.63%

Aa / AA	54.60%

A / A	9.50%

Baa / BBB	21.71%

Ba / BB and lower	8.17%

NR / Other	2.39%

100.00%

Sector Allocation

as a % of Fair Value of $2,881,856 (in thousands) on

December 31, 2013 (b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,105	961	865
Peer group average annual total return	-1.38%	6.38%	4.07%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Change in Value of a $10,000 Investment (a)

Average Annual Total Return

for the periods ended December 31, 2013

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)

GE RSP Income Fund	-0.85%	5.69%	4.41%	$15,394

Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	$15,599

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE RSP Income Fund	December 31, 2013

GE RSP Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 96.4%†

U.S. Treasuries — 14.8%

U.S. Treasury Bonds
3.63%	08/15/43	$41,603,000	$39,288,833
4.50%	02/15/36	180,627,400	200,976,161	(h)
U.S. Treasury Notes
0.25%	10/31/15	61,270,100	61,183,954
0.88%	01/31/17	2,945,400	2,948,163	(h)
1.25%	10/31/18	30,729,500	30,126,925
2.50%	08/15/23	53,371,500	51,253,292
			385,777,328

Agency Mortgage Backed — 30.0%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	16,223,000	15,508,620	(h)
4.50%	06/01/33 - 02/01/35	261,121	276,962	(h)
5.00%	07/01/35	1,886,263	2,073,344	(h)
5.00%	06/01/41	10,962,924	12,026,211
5.50%	05/01/20 - 04/01/39	4,735,772	5,196,101	(h)
6.00%	04/01/17 - 11/01/37	8,077,246	9,020,215	(h)
6.50%	07/01/29	31,936	35,966	(h)
7.00%	10/01/16 - 08/01/36	1,224,188	1,377,783	(h)
7.50%	01/01/28 - 09/01/33	58,132	64,326	(h)
8.00%	11/01/30	8,781	10,052	(h)
8.50%	04/01/30	13,783	16,424	(h)
9.00%	05/01/16 - 11/01/16	37,227	39,469	(h)
Federal National Mortgage Assoc.
2.35%	04/01/37	20,157	21,020	(i)
3.00%	05/01/43	36,253,774	34,454,028
3.00%	06/01/43	36,507,982	34,712,078	(h)
3.50%	11/01/42 - 02/01/43	45,787,098	45,564,890	(h)
4.00%	05/01/19 - 12/01/41	33,863,620	34,905,639	(h)
4.50%	05/01/18 - 01/01/41	63,159,446	66,937,874	(h)
4.50%	04/01/41	20,633,026	21,866,182
5.00%	07/01/20 - 06/01/41	21,979,906	24,080,465	(h)
5.00%	03/01/39 - 05/01/39	1,767,105	1,929,345
5.50%	01/01/14 - 01/01/39	28,943,951	31,851,522	(h)
5.50%	05/01/37	635,170	700,308
6.00%	02/01/14 - 08/01/35	12,515,176	14,025,929	(h)
6.50%	04/01/14 - 08/01/36	2,174,846	2,394,859	(h)
7.00%	10/01/16 - 02/01/34	249,758	270,744	(h)
7.50%	09/01/14 - 12/01/33	776,343	873,028	(h)
8.00%	11/01/14 - 01/01/33	294,997	331,547	(h)
8.50%	04/01/30	42,725	50,363	(h)
9.00%	01/01/17 - 12/01/22	293,240	320,711	(h)
3.50%	TBA	137,580,000	136,666,386	(c)
4.00%	TBA	6,455,000	6,644,616	(c)
4.50%	TBA	17,920,000	18,987,500	(c)

		Principal Amount	Fair Value

5.00%	TBA	$47,132,000	$51,019,003	(c)
6.00%	TBA	55,885,000	61,984,322	(c)
6.50%	TBA	6,768,000	7,535,216	(c)
Government National Mortgage Assoc.
1.63%	05/20/21 - 10/20/25	31,530	32,635	(h,i)
3.00%	06/20/43	23,314,052	22,565,697
3.50%	05/20/43	29,759,943	30,068,750
4.00%	01/20/41 - 04/20/43	40,161,925	41,827,206
4.50%	08/15/33 - 03/20/41	17,122,761	18,387,178	(h)
4.50%	05/20/40	1,329,690	1,425,522
5.00%	08/15/33	727,342	796,319	(h)
6.00%	04/15/27 - 09/15/36	1,956,837	2,204,819	(h)
6.50%	04/15/19 - 09/15/36	1,745,210	1,950,594	(h)
7.00%	03/15/26 - 10/15/36	964,202	1,076,298	(h)
7.50%	11/15/22 - 11/15/31	323,956	352,714	(h)
8.00%	11/15/29 - 06/15/30	4,494	5,070	(h)
8.50%	10/15/17	137,961	145,816	(h)
9.00%	11/15/16 - 12/15/21	482,863	515,483	(h)
5.00%	TBA	12,587,000	13,642,636	(c)
5.50%	TBA	1,900,000	2,086,734	(c)
			780,856,519

Agency Collateralized Mortgage Obligations — 0.4%

Collateralized Mortgage Obligation Trust
0.15%	11/01/18	64,171	64,045	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	10,892,262	99,936	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	12,534,568	1,447,941	(g)
4.50%	02/15/18 - 03/15/18	529,081	20,019	(g,h)
5.00%	05/15/18 - 10/15/18	473,518	17,119	(g,h)
5.00%	02/15/38	362,979	27,425	(g)
5.50%	06/15/33	778,705	157,662	(g,h)
6.43%	08/15/25	4,903,184	669,738	(g,i)
7.50%	07/15/27	25,797	5,243	(g,h)
8.00%	04/15/20	37,076	40,030	(h)
Federal Home Loan Mortgage Corp. STRIPS
2.11%	08/01/27	18,391	16,931	(d,f,h)
8.00%	02/01/23 - 07/01/24	67,082	15,118	(g,h)
Federal National Mortgage Assoc. REMIC
1.24%	12/25/42	1,712,391	74,779	(g,h,i)
2.11%	12/25/22	69,965	66,354	(d,f,h)
3.50%	09/25/42	3,729,472	720,907	(g)
5.00%	02/25/32	281,889	4,779	(g,h)
5.00%	02/25/40 - 09/25/40	8,041,157	1,017,236	(g)
5.84%	07/25/38	1,633,251	231,073	(g,i)
7.34%	05/25/18	287,512	30,702	(g,h,i)
8.00%	05/25/22	94	2,199	(g,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Federal National Mortgage Assoc. STRIPS
2.11%	12/01/34	$812,424	$740,493	(d,f,h)
4.50%	08/01/35	1,103,933	199,520	(g,h)
4.50%	01/01/36	1,023,199	161,836	(g)
5.00%	03/25/38 - 05/25/38	1,277,356	235,703	(g)
5.50%	12/01/33	272,969	51,838	(g,h)
6.00%	01/01/35	1,072,972	195,266	(g,h)
7.50%	11/01/23	293,466	68,385	(g,h)
8.00%	08/01/23 - 07/01/24	136,031	25,633	(g,h)
8.50%	03/01/17 - 07/25/22	173,273	26,810	(g,h)
9.00%	05/25/22	66,326	13,816	(g,h)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	14,600,113	1,748,943	(g)
5.00%	12/20/35 - 09/20/38	9,914,656	894,002	(g)
6.08%	02/20/40	4,447,402	837,675	(g,i)
			9,929,156

Asset Backed — 0.2%

Capital One Multi-Asset Execution Trust 2006-B1
0.45%	01/15/19	1,000,000	989,315	(i)
Chase Funding Mortgage Loan Asset-Backed Certificates 2004-1
3.99%	11/25/33	1,450,071	1,489,963	(j)
Countrywide Asset-Backed Certificates 2005-17
0.42%	05/25/36	327,907	326,621	(i)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	1,250,000	1,250,664
Hertz Vehicle Financing LLC 2010-1A
2.60%	02/25/15	666,667	668,099	(b,h)
5.02%	02/25/15	1,266,667	1,272,089	(b,h)
Irwin Home Equity Loan Trust 2006-2
0.31%	02/25/36	274,584	207,896	(h,i)
			6,204,647

Corporate Notes — 41.5%

21st Century Fox America Inc.
4.00%	10/01/23	1,371,000	1,355,042	(b)
5.40%	10/01/43	857,000	867,764	(b)
6.65%	11/15/37	1,846,000	2,154,766
ABB Finance USA Inc.
1.63%	05/08/17	3,213,000	3,206,613	(h)
AbbVie Inc.
1.75%	11/06/17	2,949,000	2,943,948
2.00%	11/06/18	3,992,000	3,948,926
2.90%	11/06/22	1,941,000	1,814,167
AES Corp.
8.00%	10/15/17	2,771,000	3,255,925	(h)
AES Panama S.A.
6.35%	12/21/16	2,181,000	2,306,407	(b,h)

		Principal Amount	Fair Value

Agilent Technologies Inc.
5.50%	09/14/15	$2,995,000	$3,228,933	(h)
Agrium Inc.
3.50%	06/01/23	1,630,000	1,518,409
4.90%	06/01/43	5,037,000	4,664,277
Altria Group Inc.
2.95%	05/02/23	1,681,000	1,526,714	(h)
4.50%	05/02/43	1,681,000	1,485,298	(h)
5.38%	01/31/44	2,395,000	2,404,918
Amazon.com Inc.
1.20%	11/29/17	2,946,000	2,884,408	(h)
2.50%	11/29/22	3,296,000	2,971,100	(h)
America Movil SAB de C.V.
2.38%	09/08/16	10,027,000	10,319,488	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	2,250,000	2,390,625
7.75%	11/15/19	652,000	741,650
American Honda Finance Corp.
2.13%	10/10/18	6,503,000	6,476,227
American International Group Inc.
3.38%	08/15/20	3,454,000	3,474,088
4.88%	06/01/22	2,245,000	2,412,978	(h)
American Seafoods Group LLC
10.75%	05/15/16	2,660,000	2,753,100	(b)
American Tower Corp. (REIT)
3.40%	02/15/19	3,447,000	3,509,232
3.50%	01/31/23	1,637,000	1,492,527
American Tower Trust I (REIT)
1.55%	03/15/43	5,061,000	4,939,435	(b,h)
Amsted Industries Inc.
8.13%	03/15/18	1,721,000	1,813,504	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	3,482,000	3,851,562
Anheuser-Busch InBev Finance Inc.
2.63%	01/17/23	1,698,000	1,559,353
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	7,540,000	6,974,259
5.38%	11/15/14	2,135,000	2,223,664	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	1,720,000	1,462,294
Arizona Public Service Co.
6.25%	08/01/16	2,339,000	2,624,278	(h)
Ascension Health
4.85%	11/15/53	2,608,000	2,524,056
Ashland Inc.
3.00%	03/15/16	3,214,000	3,278,280
3.88%	04/15/18	3,051,000	3,089,137
AT&T Inc.
0.88%	02/13/15	2,962,000	2,968,253	(h)
2.38%	11/27/18	6,826,000	6,831,857
4.35%	06/15/45	4,330,000	3,665,743

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Autodesk Inc.
1.95%	12/15/17	$3,175,000	$3,140,824
Banco de Costa Rica
5.25%	08/12/18	1,400,000	1,393,000	(b)
Banco de Reservas de LA Republica Dominicana
7.00%	02/01/23	900,000	828,000	(b)
Banco del Estado de Chile
2.00%	11/09/17	1,000,000	982,244
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	700,000	702,625	(b)
Banco Latinoamericano de Comercio Exterior S.A.
3.75%	04/04/17	2,750,000	2,805,000	(b)
Bank of America Corp.
2.00%	01/11/18	4,431,000	4,423,139
2.60%	01/15/19	4,112,000	4,130,150
3.30%	01/11/23	5,460,000	5,166,618	(h)
3.88%	03/22/17	3,376,000	3,603,266
4.10%	07/24/23	3,209,000	3,222,616
5.75%	12/01/17	4,460,000	5,075,984	(h)
Barclays Bank PLC
2.25%	05/10/17	8,801,000	9,069,430	(b,h)
Barrick Gold Corp.
4.10%	05/01/23	1,695,000	1,532,095
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	4,120,000	4,085,755
3.00%	05/15/22	2,406,000	2,306,526
Berkshire Hathaway Inc.
1.55%	02/09/18	3,373,000	3,335,034
4.50%	02/11/43	3,892,000	3,597,944
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	1,714,000	1,713,789
3.85%	09/30/23	1,714,000	1,721,435
5.00%	09/30/43	1,714,000	1,742,694
Bombardier Inc.
4.25%	01/15/16	1,936,000	2,023,120	(b)
7.75%	03/15/20	2,094,000	2,376,690	(b,h)
BP Capital Markets PLC
1.38%	05/10/18	5,065,000	4,915,831
2.25%	11/01/16	1,193,000	1,234,589
2.50%	11/06/22	7,087,000	6,452,600	(h)
BPCE S.A.
2.50%	12/10/18	3,423,000	3,404,673
Brocade Communications Systems Inc.
4.63%	01/15/23	1,451,000	1,342,175	(b)
Buckeye Partners LP
2.65%	11/15/18	3,425,000	3,374,673
Burlington Northern Santa Fe LLC
3.85%	09/01/23	3,447,000	3,390,607
Caixa Economica Federal
2.38%	11/06/17	1,150,000	1,068,063

		Principal Amount	Fair Value

Cameron International Corp.
4.00%	12/15/23	$1,708,000	$1,687,842
Cargill Inc.
6.00%	11/27/17	1,749,000	1,997,026	(b,h)
Case New Holland Inc.
7.88%	12/01/17	1,598,000	1,885,640
Catholic Health Initiatives
2.60%	08/01/18	1,030,000	1,033,381
2.95%	11/01/22	1,611,000	1,464,154
4.20%	08/01/23	855,000	838,363
4.35%	11/01/42	1,029,000	892,661
Celgene Corp.
2.30%	08/15/18	1,726,000	1,716,523
Central American Bank for Economic Integration
5.38%	09/24/14	2,780,000	2,864,017	(b,h)
Cequel Capital Corp.
5.13%	12/15/21	3,208,000	3,007,500	(b)
Chesapeake Energy Corp.
3.25%	03/15/16	3,205,000	3,237,050
Cigna Corp.
2.75%	11/15/16	2,913,000	3,031,914
4.00%	02/15/22	4,698,000	4,781,949	(h)
Citigroup Inc.
1.25%	01/15/16	3,215,000	3,225,671
1.75%	05/01/18	3,366,000	3,309,768
3.50%	05/15/23	4,051,000	3,774,685
5.00%	09/15/14	5,373,000	5,526,050	(h)
6.68%	09/13/43	3,522,000	4,052,512
CNA Financial Corp.
5.88%	08/15/20	2,898,000	3,303,810
CNH Capital LLC
3.25%	02/01/17	1,893,000	1,926,128	(b)
3.88%	11/01/15	1,928,000	1,990,660
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	600,000	609,856	(b)
Cogeco Cable Inc.
4.88%	05/01/20	3,215,000	3,102,475	(b)
Comcast Corp.
4.50%	01/15/43	2,628,000	2,373,922
Comision Federal de Electricidad
4.88%	05/26/21	600,000	619,500	(b)
Commonwealth Bank of Australia
0.75%	01/13/17	4,706,000	4,708,353	(b)
Constellation Brands Inc.
7.25%	09/01/16	3,211,000	3,644,485
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%	12/01/23	4,052,000	4,080,437
5.75%	12/01/43	3,473,000	3,681,679
Corning Inc.
3.70%	11/15/23	2,394,000	2,357,769

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Corp Andina de Fomento
4.38%	06/15/22	$2,931,000	$2,902,221
Corp Lindley S.A.
4.63%	04/12/23	691,000	637,448	(b)
Corp Nacional del Cobre de Chile
3.88%	11/03/21	600,000	586,845	(b)
4.25%	07/17/42	1,432,000	1,145,226	(b)
5.63%	09/21/35	554,000	547,796	(b,h)
5.63%	10/18/43	1,423,000	1,398,662	(b)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	5,445,000	4,935,049
COX Communications Inc.
2.95%	06/30/23	3,878,000	3,388,755	(b)
3.25%	12/15/22	1,355,000	1,226,118	(b)
4.70%	12/15/42	737,000	618,952	(b)
Credit Suisse AG
2.60%	05/27/16	3,681,000	3,828,844	(b)
Crown Castle Towers LLC
6.11%	01/15/20	1,361,000	1,526,131	(b,h)
CVS Caremark Corp.
2.25%	12/05/18	2,392,000	2,391,302
5.30%	12/05/43	1,709,000	1,767,385
Daimler Finance North America LLC
1.88%	01/11/18	2,991,000	2,946,261	(b)
2.38%	08/01/18	5,552,000	5,539,719	(b)
DaVita Healthcare Partners Inc.
6.38%	11/01/18	2,660,000	2,793,000	(h)
Denbury Resources Inc.
6.38%	08/15/21	2,251,000	2,397,315	(h)
8.25%	02/15/20	1,663,000	1,831,379	(h)
Deutsche Bank AG
4.30%	05/24/28	2,519,000	2,280,539	(i)
Development Bank of Kazakhstan JSC
4.13%	12/10/22	800,000	714,960	(b)
Diageo Capital PLC
1.13%	04/29/18	3,366,000	3,245,134
Diageo Investment Corp.
2.88%	05/11/22	5,105,000	4,866,239	(h)
Diamond Offshore Drilling Inc.
4.88%	11/01/43	3,079,000	3,021,885
DigitalGlobe Inc.
5.25%	02/01/21	3,218,000	3,137,550	(b)
DIRECTV Holdings LLC
3.80%	03/15/22	4,210,000	4,044,278
5.15%	03/15/42	3,559,000	3,196,345
Dominion Resources Inc.
1.95%	08/15/16	3,151,000	3,203,140
DPL Inc.
7.25%	10/15/21	967,000	979,088
Duke Energy Corp.
1.63%	08/15/17	2,920,000	2,901,546
3.05%	08/15/22	1,564,000	1,485,562	(h)

		Principal Amount	Fair Value

Eastman Chemical Co.
2.40%	06/01/17	$5,775,000	$5,836,885	(h)
Eaton Corp.
1.50%	11/02/17	4,423,000	4,336,008
2.75%	11/02/22	3,686,000	3,438,515
eBay Inc.
2.60%	07/15/22	2,199,000	2,022,482
4.00%	07/15/42	1,738,000	1,471,839
Ecopetrol S.A.
7.38%	09/18/43	1,376,000	1,491,584
7.63%	07/23/19	1,108,000	1,312,980
EMC Corp.
1.88%	06/01/18	3,359,000	3,320,842
Empresa Nacional del Petroleo
4.75%	12/06/21	1,513,000	1,504,486	(b)
Energy Transfer Partners LP
3.60%	02/01/23	3,080,000	2,852,197	(h)
6.50%	02/01/42	2,729,000	2,933,004	(h)
Enterprise Products Operating LLC
4.45%	02/15/43	1,950,000	1,722,466
Erickson Air-Crane Inc.
8.25%	05/01/20	1,276,000	1,320,660	(b)
Eskom Holdings SOC Ltd.
5.75%	01/26/21	1,000,000	992,500	(b,h)
6.75%	08/06/23	1,200,000	1,227,000	(b)
European Investment Bank
0.88%	12/15/14	5,135,000	5,164,680	(h)
4.88%	01/17/17	6,925,000	7,726,915	(h)
Exelon Corp.
4.90%	06/15/15	3,716,000	3,917,790	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	3,400,000	3,492,820	(b)
Export-Import Bank of Malaysia Bhd
2.88%	12/14/17	1,200,000	1,212,468
Express Scripts Holding Co.
2.65%	02/15/17	4,626,000	4,767,903	(h)
3.13%	05/15/16	4,419,000	4,612,168	(h)
Five Corners Funding Trust
4.42%	11/15/23	5,122,000	5,048,868	(b)
Flextronics International Ltd.
4.63%	02/15/20	1,285,000	1,252,875
Florida Power & Light Co.
4.13%	02/01/42	1,675,000	1,541,581
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	659,000	683,713	(b)
Ford Motor Credit Company LLC
5.88%	08/02/21	4,282,000	4,854,542
Forest Oil Corp.
7.25%	06/15/19	1,396,000	1,359,355
Freeport-McMoRan Copper & Gold Inc.
2.38%	03/15/18	3,202,000	3,194,178
5.45%	03/15/43	2,859,000	2,736,166

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	$2,481,000	$2,629,860	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	2,617,000	2,819,817	(h)
Genworth Holdings Inc.
7.70%	06/15/20	1,519,000	1,808,518	(h)
Georgian Railway JSC
7.75%	07/11/22	1,800,000	1,869,660	(b)
Glencore Funding LLC
2.50%	01/15/19	4,879,000	4,724,424	(b,h)
4.13%	05/30/23	4,470,000	4,177,282	(b)
Goldman Sachs Capital I
6.35%	02/15/34	1,532,000	1,545,794
Great Plains Energy Inc.
4.85%	06/01/21	2,966,000	3,125,096	(h)
GXS Worldwide Inc.
9.75%	06/15/15	2,247,000	2,320,027	(h)
HCA Inc.
6.50%	02/15/20	2,218,000	2,437,027
Hexion US Finance Corp.
6.63%	04/15/20	3,863,000	3,959,575
Hilton Worldwide Finance LLC
5.63%	10/15/21	3,156,000	3,274,350	(b)
Host Hotels & Resorts LP (REIT)
3.75%	10/15/23	4,213,000	3,906,214	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	2,756,000	2,983,370	(h)
Huntsman International LLC
4.88%	11/15/20	3,205,000	3,156,925
Hyundai Capital America
1.63%	10/02/15	2,930,000	2,944,665	(b)
2.13%	10/02/17	1,488,000	1,477,827	(b)
iGATE Corp.
9.00%	05/01/16	3,215,000	3,415,937
Industry & Construction Bank St Petersburg OJSC Via
5.01%	09/29/15	3,000,000	3,067,500	(i)
ING Bank N.V.
5.80%	09/25/23	3,182,000	3,327,080	(b)
ING U.S. Inc.
5.70%	07/15/43	3,107,000	3,246,181
Ingersoll-Rand Global Holding Company Ltd.
2.88%	01/15/19	1,737,000	1,712,034	(b)
4.25%	06/15/23	1,666,000	1,627,201	(b)
Ingles Markets Inc.
5.75%	06/15/23	5,765,000	5,649,700
Instituto Costarricense de Electricidad
6.95%	11/10/21	800,000	821,000	(b)
IntercontinentalExchange Group Inc.
2.50%	10/15/18	1,711,000	1,723,584
4.00%	10/15/23	3,423,000	3,443,288

		Principal Amount	Fair Value

Invesco Finance PLC
3.13%	11/30/22	$4,673,000	$4,323,904
JB Poindexter & Company Inc.
9.00%	04/01/22	962,000	1,026,935	(b)
Jefferies Group Inc.
5.13%	01/20/23	1,378,000	1,393,800
6.50%	01/20/43	1,123,000	1,113,551
JPMorgan Chase & Co.
3.20%	01/25/23	6,742,000	6,391,591	(h)
3.38%	05/01/23	1,683,000	1,568,556
KazAgro National Management Holding JSC
4.63%	05/24/23	1,200,000	1,100,400	(b)
KazMunayGas National Company JSC
11.75%	01/23/15	1,400,000	1,536,500	(b)
Kerr-McGee Corp.
6.95%	07/01/24	3,433,000	3,987,986
KFW
2.00%	10/04/22	10,325,000	9,455,965	(h)
4.50%	07/16/18	2,938,000	3,289,972	(h)
Kinder Morgan Energy Partners LP
2.65%	02/01/19	1,725,000	1,705,870
3.50%	09/01/23	4,086,000	3,751,700
4.15%	02/01/24	5,445,000	5,267,880
Kinross Gold Corp.
6.88%	09/01/41	1,979,000	1,773,340
Korea National Oil Corp.
2.88%	11/09/15	3,961,000	4,079,501	(b,h)
3.13%	04/03/17	3,058,000	3,149,480	(b)
Kraft Foods Group Inc.
1.63%	06/04/15	2,972,000	3,009,747
2.25%	06/05/17	3,059,000	3,097,461
5.00%	06/04/42	2,600,000	2,563,059
Kratos Defense & Security Solutions Inc.
10.00%	06/01/17	5,599,000	6,039,921	(h)
Liberty Mutual Group Inc.
4.25%	06/15/23	3,477,000	3,357,151	(b)
Linn Energy LLC
7.00%	11/01/19	3,552,000	3,587,520	(b)
8.63%	04/15/20	2,192,000	2,367,360
Lowe’s Companies Inc.
5.00%	09/15/43	1,713,000	1,751,453
LYB International Finance BV
4.00%	07/15/23	1,734,000	1,711,553
5.25%	07/15/43	867,000	871,544
Macquarie Group Ltd.
3.00%	12/03/18	2,560,000	2,549,691	(b)
Majapahit Holding BV
7.25%	06/28/17	3,100,000	3,394,500	(b)
7.75%	10/17/16	1,485,000	1,631,644	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	$1,325,000	$1,090,009
Merck & Company Inc.
2.80%	05/18/23	5,052,000	4,677,061
4.15%	05/18/43	2,022,000	1,847,279
MetLife Inc.
4.88%	11/13/43	2,655,000	2,605,723
MetroPCS Wireless Inc.
6.25%	04/01/21	1,946,000	2,018,975	(b)
Microsoft Corp.
2.38%	05/01/23	6,735,000	6,093,175	(h)
MidAmerican Energy Holdings Co.
6.13%	04/01/36	3,165,000	3,595,643	(h)
Monsanto Co.
4.65%	11/15/43	1,712,000	1,670,058
Morgan Stanley
2.13%	04/25/18	3,303,000	3,274,512
4.75%	03/22/17	2,159,000	2,356,156
4.88%	11/01/22	3,226,000	3,302,330
5.00%	11/24/25	3,425,000	3,435,241
5.55%	04/27/17	6,729,000	7,506,341	(h)
Mylan Inc.
5.40%	11/29/43	1,138,000	1,147,186
7.88%	07/15/20	2,928,000	3,313,155	(b,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	1,723,000	1,815,423	(b)
Nationwide Financial Services Inc.
5.38%	03/25/21	1,874,000	2,009,222	(b)
NCL Corp. Ltd.
5.00%	02/15/18	1,788,000	1,841,640
Newfield Exploration Co.
5.63%	07/01/24	2,566,000	2,553,170
5.75%	01/30/22	2,660,000	2,739,800
Nexen Energy ULC
6.40%	05/15/37	2,182,000	2,483,803
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	5,770,000	5,923,234	(h)
Northeast Utilities
1.45%	05/01/18	3,371,000	3,264,952
Northrop Grumman Corp.
1.75%	06/01/18	4,537,000	4,426,120
4.75%	06/01/43	1,679,000	1,591,153
Novartis Capital Corp.
2.40%	09/21/22	3,517,000	3,224,491
NYSE Euronext
2.00%	10/05/17	4,423,000	4,428,754
Omnicom Group Inc.
3.63%	05/01/22	2,518,000	2,438,424	(h)

		Principal Amount	Fair Value

Oracle Corp.
1.20%	10/15/17	$4,836,000	$4,758,904
3.63%	07/15/23	2,427,000	2,407,504
Pacific Gas & Electric Co.
6.05%	03/01/34	2,619,000	3,000,051
PacifiCorp
6.25%	10/15/37	2,644,000	3,152,362	(h)
Penerbangan Malaysia Bhd
5.63%	03/15/16	480,000	523,185
Perrigo Co. PLC
2.30%	11/08/18	3,425,000	3,380,571	(b)
4.00%	11/15/23	3,425,000	3,360,250	(b)
Petrobras Global Finance BV
3.00%	01/15/19	5,103,000	4,775,551
Petrobras International Finance Co.
3.50%	02/06/17	4,719,000	4,762,184
3.88%	01/27/16	1,175,000	1,209,618
Petroleos Mexicanos
3.50%	07/18/18 - 01/30/23	9,546,000	9,128,222
4.88%	01/18/24	2,686,000	2,686,000
5.50%	01/21/21	1,428,000	1,535,100
6.00%	03/05/20	1,190,000	1,322,090
6.50%	06/02/41	530,000	553,850
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	2,372,917	2,509,359
Petronas Capital Ltd.
5.25%	08/12/19	1,825,000	2,000,291	(b)
7.88%	05/22/22	1,600,000	2,017,630	(b)
Philip Morris International Inc.
2.50%	05/16/16	2,968,000	3,080,167
4.13%	03/04/43	1,682,000	1,472,455
Plains Exploration & Production Co.
6.50%	11/15/20	1,621,000	1,790,200
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	1,341,000	1,592,438
7.39%	12/02/24	800,000	976,000	(b)
Prudential Financial Inc.
5.20%	03/15/44	1,081,000	1,045,868	(i)
5.63%	06/15/43	2,060,000	2,018,800	(i)
Public Service Electric & Gas Co.
2.38%	05/15/23	5,064,000	4,553,382
Range Resources Corp.
5.75%	06/01/21	2,660,000	2,819,600
Realty Income Corp. (REIT)
4.65%	08/01/23	3,468,000	3,492,619
Republic of Angola Via Northern Lights III BV
7.00%	08/16/19	1,777,000	1,921,381
Revlon Consumer Products Corp.
5.75%	02/15/21	1,285,000	1,267,331

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Rockwell Collins Inc.
3.70%	12/15/23	$2,732,000	$2,697,071
Roper Industries Inc.
2.05%	10/01/18	5,033,000	4,891,185	(h)
Royal Bank of Canada
1.20%	09/19/18	5,587,000	5,535,784	(h)
RSI Home Products Inc.
6.88%	03/01/18	3,211,000	3,363,522	(b)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.75%	05/29/18	3,050,000	3,435,062	(b)
Russian Railways via RZD Capital PLC
5.74%	04/03/17	2,575,000	2,790,656
Sabine Pass Liquefaction LLC
5.63%	02/01/21	1,857,000	1,815,218	(b)
Sanofi
1.25%	04/10/18	4,000,000	3,894,456	(h)
SCF Capital Ltd.
5.38%	10/27/17	3,200,000	3,216,640	(b)
Schaeffler Holding Finance BV
6.88%	08/15/18	1,900,000	2,014,000	(b,h,l)
Schlumberger Investment S.A.
2.40%	08/01/22	4,380,000	4,014,393	(b,h)
Shell International Finance BV
3.40%	08/12/23	5,178,000	5,046,758
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	1,300,000	1,326,413	(b)
Sinopec Capital 2013 Ltd.
1.25%	04/24/16	1,000,000	996,061	(b)
1.88%	04/24/18	1,000,000	968,781	(b)
3.13%	04/24/23	3,443,000	3,072,516	(b,h)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	3,160,000	3,231,043	(b)
Smurfit Kappa Acquisitions
4.88%	09/15/18	3,466,000	3,595,975	(b)
Sprint Corp.
7.25%	09/15/21	1,895,000	2,034,756	(b)
State Grid Overseas Investment 2013 Ltd.
1.75%	05/22/18	2,021,000	1,960,342	(b)
4.38%	05/22/43	1,469,000	1,298,512	(b,h)
State Oil Company of the Azerbaijan Republic
5.45%	02/09/17	1,800,000	1,914,660
Statoil ASA
3.70%	03/01/24	5,137,000	5,100,142
4.80%	11/08/43	1,712,000	1,729,618
SunTrust Banks Inc.
2.35%	11/01/18	3,426,000	3,407,849

		Principal Amount	Fair Value

T-Mobile USA Inc.
5.25%	09/01/18	$2,203,000	$2,318,657	(b)
Talisman Energy Inc.
6.25%	02/01/38	2,527,000	2,569,588	(h)
Teck Resources Ltd.
5.40%	02/01/43	2,524,000	2,302,257	(h)
Telefonica Emisiones SAU
3.19%	04/27/18	2,319,000	2,361,709	(h)
5.46%	02/16/21	1,711,000	1,805,350
Tenet Healthcare Corp.
4.75%	06/01/20	1,271,000	1,242,403
Textron Inc.
6.20%	03/15/15	2,998,000	3,180,317	(h)
The Allstate Corp.
5.75%	08/15/53	1,900,000	1,914,250	(i)
The Coca-Cola Co.
3.30%	09/01/21	3,279,000	3,284,250
The Goldman Sachs Group Inc.
2.38%	01/22/18	4,023,000	4,038,291	(h)
2.90%	07/19/18	3,039,000	3,092,711	(h)
3.63%	01/22/23	4,009,000	3,882,127	(h)
6.75%	10/01/37	3,225,000	3,587,958	(h)
The Hertz Corp.
4.25%	04/01/18	2,236,000	2,291,900
The Home Depot Inc.
2.25%	09/10/18	5,138,000	5,208,663
3.75%	02/15/24	1,712,000	1,704,012
4.88%	02/15/44	1,713,000	1,734,532
The Korea Development Bank
3.25%	03/09/16	2,799,000	2,907,235	(h)
4.00%	09/09/16	1,627,000	1,729,848	(h)
The McClatchy Co.
9.00%	12/15/22	3,290,000	3,619,000
The Mosaic Co.
4.25%	11/15/23	3,425,000	3,382,516
5.45%	11/15/33	1,713,000	1,745,287
The Potomac Edison Co.
5.35%	11/15/14	1,520,000	1,578,678	(h)
The Southern Co.
2.45%	09/01/18	4,126,000	4,188,616
Thermo Fisher Scientific Inc.
2.40%	02/01/19	2,395,000	2,372,705
4.15%	02/01/24	3,763,000	3,727,244
Thomson Reuters Corp.
1.30%	02/23/17	1,708,000	1,700,466
5.65%	11/23/43	1,404,000	1,429,457
Time Warner Cable Inc.
5.88%	11/15/40	2,224,000	1,923,862
Time Warner Inc.
5.35%	12/15/43	4,184,000	4,237,262
Tops Holding Corp.
8.88%	12/15/17	5,514,000	6,058,507	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Total Capital Canada Ltd.
1.45%	01/15/18	$3,212,000	$3,175,412	(h)
Total Capital International S.A.
1.55%	06/28/17	8,214,000	8,215,766	(h)
Transnet SOC Ltd.
4.50%	02/10/16	3,741,000	3,908,904	(b,h)
Transocean Inc.
3.80%	10/15/22	1,346,000	1,275,774
tw telecom holdings inc.
6.38%	09/01/23	1,267,000	1,317,680	(b)
U.S. Bancorp
3.44%	02/01/16	5,157,000	5,379,200	(h)
Union Bank NA
2.63%	09/26/18	3,430,000	3,491,579
Unit Corp.
6.63%	05/15/21	3,219,000	3,396,045	(h)
United Rentals North America Inc.
5.75%	07/15/18	3,212,000	3,432,825	(h)
Vail Resorts Inc.
6.50%	05/01/19	3,198,000	3,389,880	(h)
Vale Overseas Ltd.
6.25%	01/11/16	1,873,000	2,039,229
Valeant Pharmaceuticals International
6.38%	10/15/20	3,204,000	3,376,215	(b,h)
Verizon Communications Inc.
2.45%	11/01/22	3,438,000	3,043,472
4.50%	09/15/20	5,123,000	5,484,510
5.15%	09/15/23	3,767,000	4,044,598
6.55%	09/15/43	2,406,000	2,814,921
Viacom Inc.
2.50%	12/15/16	3,921,000	4,055,055	(h)
5.85%	09/01/43	1,854,000	1,948,966
Viasystems Inc.
7.88%	05/01/19	3,218,000	3,479,462	(b,h)
Wal-Mart Stores Inc.
1.95%	12/15/18	3,427,000	3,414,635
Weatherford International Ltd.
4.50%	04/15/22	2,940,000	2,958,525	(h)
5.95%	04/15/42	2,284,000	2,288,431	(h)
6.75%	09/15/40	844,000	912,832	(h)
Weingarten Realty Investors
4.45%	01/15/24	2,396,000	2,346,829
WellPoint Inc.
5.10%	01/15/44	3,450,000	3,421,182
Wells Fargo & Co.
3.45%	02/13/23	4,428,000	4,186,386	(h)
5.38%	11/02/43	4,362,000	4,466,714
Windstream Corp.
6.38%	08/01/23	3,218,000	3,008,830
WM Wrigley Jr Co.
2.00%	10/20/17	1,715,000	1,710,236	(b)

		Principal Amount	Fair Value

2.90%	10/21/19	$3,430,000	$3,401,644	(b)
Woodside Finance Ltd.
4.50%	11/10/14	5,213,000	5,374,269	(b,h)
WPX Energy Inc.
5.25%	01/15/17	3,212,000	3,428,810	(h)
Wynn Las Vegas LLC
5.38%	03/15/22	1,718,000	1,735,180
XLIT Ltd.
2.30%	12/15/18	3,414,000	3,353,193
5.25%	12/15/43	1,613,000	1,623,804
Xstrata Finance Canada Ltd.
2.70%	10/25/17	3,967,000	4,012,029	(b,h)
Zhaikmunai LLP
7.13%	11/13/19	2,248,000	2,351,858	(b,h)
Zoetis Inc.
3.25%	02/01/23	2,867,000	2,682,569
			1,079,882,302

Non-Agency Collateralized Mortgage Obligations — 6.8%

Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	260,000	281,844
5.68%	07/10/46	1,450,000	1,581,138
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	7,120,000	7,434,099	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	350,000	386,544	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	2,270,000	2,589,110	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.29%	11/10/42	3,110,000	3,262,396	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.18%	09/10/47	3,040,000	3,236,189	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	2,919,503	3,024,310	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-PW11
5.39%	03/11/39	2,509	2,528	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	4,440,000	4,799,224	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities Trust 2007-PW17
5.89%	06/11/50	$3,910,000	$4,404,959	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	3,450,000	3,883,710	(i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	1,600,000	1,667,528	(i)
COMM 2006-C8 Mortgage Trust
5.35%	12/10/46	4,280,000	4,675,357
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	1,375,000	1,414,101	(b,i)
Commercial Mortgage Trust 2007-GG9
5.48%	03/10/39	9,800,000	10,381,849
Credit Suisse Commercial Mortgage Trust 2006-C1
5.46%	02/15/39	5,740,000	6,096,827	(i)
Credit Suisse Commercial Mortgage Trust 2006-C5
5.34%	12/15/39	1,730,000	1,847,036
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.25%	10/25/35	913,326	8,163	(i)
GS Mortgage Securities Corp. II 2012-GC9
2.39%	11/10/45	7,757,142	1,023,346	(g,i)
GS Mortgage Securities Corp. II 2013-KYO
2.77%	11/08/29	1,730,000	1,719,328	(b,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	1,720,000	1,691,128	(b)
GS Mortgage Securities Trust 2006-GG8
5.59%	11/10/39	5,980,000	6,554,570	(h)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	3,010,000	3,130,644	(h)
5.31%	08/10/44	1,470,000	1,596,314	(b,i)
Impac CMB Trust Series 2004-5
0.88%	10/25/34	1,881,373	1,783,978	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.95%	12/15/47	10,261,286	1,072,263	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	3,648,220	3,793,409	(h,i)

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	$1,720,000	$1,774,020	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	2,010,000	2,205,050	(h)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	5,110,000	5,615,742	(h)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB20
5.79%	02/12/51	4,230,000	4,741,851	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
5.81%	06/15/49	6,400,000	7,118,835	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX
4.27%	06/15/45	2,240,000	2,301,056
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	1,010,000	1,010,944	(i)
LB Commercial Mortgage Trust 2007-C3
5.88%	07/15/44	3,370,000	3,741,007	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.80%	12/15/39	22,880,925	99,463	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	2,217,615	2,316,363
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	2,970,000	3,172,067
LB-UBS Commercial Mortgage Trust 2006-C4
5.86%	06/15/38	1,441,494	1,567,847	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	3,590,000	3,936,112	(i)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	442,798	37,471	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	4,580,000	4,968,517	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	3,370,000	3,367,729	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
4.17%	12/15/48	$2,080,000	$1,752,306	(b,i)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	4,900,000	5,022,088	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.67%	10/15/42	2,300,000	2,121,881	(h,i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	3,500,000	3,731,525	(h,i)
5.27%	10/12/52	2,590,000	2,762,937	(i)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	1,190,000	1,308,430	(h,i)
Morgan Stanley Capital I Trust 2007-IQ16
6.09%	12/12/49	3,450,000	3,871,328	(i)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	1,525,000	1,725,702	(h,i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	1,510,000	1,606,078	(b,i)
Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	2,600,000	2,801,146	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C28
5.60%	10/15/48	5,885,000	6,317,247	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C29
5.34%	11/15/48	4,020,000	4,408,340	(h)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	1,000,848	7,951
WFRBS Commercial Mortgage Trust 2011-C4
5.25%	06/15/44	1,690,000	1,714,988	(b,i)
WFRBS Commercial Mortgage Trust 2013-C15
4.49%	08/15/46	1,389,000	1,175,630	(b,i)
WFRBS Commercial Mortgage Trust 2013-C16
4.99%	09/15/46	2,330,000	2,055,340	(b,i)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	1,880,000	1,893,521
			175,592,404

Sovereign Bonds — 2.1%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	500,000	510,000	(b)

		Principal Amount	Fair Value

Government of Chile
3.63%	10/30/42	$700,000	$549,850
Government of Colombia
2.63%	03/15/23	2,597,000	2,274,972
4.38%	07/12/21	1,500,000	1,545,000
Government of Croatia
6.38%	03/24/21	2,500,000	2,616,250	(b,h)
6.75%	11/05/19	1,800,000	1,948,500	(b)
Government of Dominican Republic
7.50%	05/06/21	1,000,000	1,085,000	(b,h)
Government of El Salvador
7.65%	06/15/35	2,473,000	2,408,702	(b,h)
Government of Guatemala
4.88%	02/13/28	700,000	637,000	(b)
Government of Hungary
4.13%	02/19/18	2,638,000	2,667,018
6.25%	01/29/20	1,916,000	2,066,885
Government of Indonesia
4.88%	05/05/21	800,000	792,000	(b)
Government of Lithuania
6.13%	03/09/21	650,000	736,320	(b)
Government of Mexico
4.75%	03/08/44	3,730,000	3,361,662	(h)
5.75%	10/12/10	524,000	484,700
6.05%	01/11/40	600,000	652,500
Government of Nigeria
5.13%	07/12/18	1,400,000	1,435,000	(b)
Government of Panama
4.30%	04/29/53	1,010,000	765,075
6.70%	01/26/36	404,000	451,470	(h)
Government of Peru
6.55%	03/14/37	1,624,000	1,867,600
Government of Philippines
6.38%	01/15/32	2,725,000	3,198,469
Government of Poland
3.00%	03/17/23	1,765,000	1,607,033
5.00%	03/23/22	2,588,000	2,765,925
5.13%	04/21/21	764,000	829,895
Government of Romania
4.38%	08/22/23	964,000	930,260	(b)
6.75%	02/07/22	1,106,000	1,255,310	(b)
Government of South Africa
5.88%	05/30/22	1,200,000	1,285,500
Government of Sri Lanka
6.25%	10/04/20	1,100,000	1,083,500	(b)
Government of Turkey
3.25%	03/23/23	6,064,000	4,987,640	(h)
6.88%	03/17/36	2,713,000	2,661,453
Government of Uruguay
4.50%	08/14/24	1,370,000	1,370,000
6.88%	09/28/25	686,753	784,615
Republic of Latvia
2.75%	01/12/20	1,200,000	1,144,500

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2013

		Principal Amount	Fair Value

Russian Foreign Bond - Eurobond
7.50%	03/31/30	$380,993	$443,933	(j)
			53,203,537

Municipal Bonds and Notes — 0.6%

American Municipal Power Inc.
6.27%	02/15/50	2,105,000	2,214,397	(h)
Denver City & County School District No 1
4.24%	12/15/37	2,945,000	2,624,761
Municipal Electric Authority of Georgia
6.64%	04/01/57	2,369,000	2,490,151
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	880,000	949,133
Port Authority of New York & New Jersey
4.46%	10/01/62	4,095,000	3,488,448
South Carolina State Public Service Authority
6.45%	01/01/50	1,495,000	1,597,796
State of California
5.70%	11/01/21	2,075,000	2,327,133
			15,691,819

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	1,892,734	—	**(k,m)

Total Bonds and Notes (Cost $2,544,948,005)			2,507,137,712

		Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%

Wells Fargo & Co.
(Cost $3,459,575)		138,383	$3,261,687

Total Investments in Securities (Cost $2,548,407,580)			2,510,399,399

		Principal Amount	Fair Value
Short-Term Investments — 14.3%
Federal Agencies — 7.8%
Federal Home Loan Bank Discount Notes
0.05%	02/28/14	$56,900,000	$56,895,416	(d)
0.07%	03/12/14 - 03/14/14	95,850,000	95,842,520	(d)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. Discount Notes
0.09%	02/26/14	$50,000,000	$49,992,922	(d)
			202,730,858

Time Deposit — 2.6%

State Street Corp.
0.01%	01/02/14	68,744,798	68,744,798	(e)

U.S. Treasuries — 3.9%

U.S. Treasury Bills
0.08%	04/24/14	100,000,000	99,981,300	(d)

Total Short-Term Investments (Cost $371,444,946)			371,456,956

Total Investments (Cost $2,919,852,526)			2,881,856,355

Liabilities in Excess of Other Assets, net — (10.8)%			(280,579,444)

NET ASSETS — 100.0%			$2,601,276,911

Other Information:

The Fund had the following long futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
2 Yr. U.S. Treasury Notes Futures	March 2014	1,064	$233,880,500	$(430,794)
5 Yr. U.S. Treasury Notes Futures	March 2014	1,738	207,365,125	(2,653,227)

				$(3,084,021)

The Fund had the following short futures contracts open at December 31, 2013:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
U.S. Long Bond Futures	March 2014	1,069	$(137,166,063)	$2,607,725
Ultra Long-Term U.S. Treasury Bond Futures	March 2014	694	(94,557,500)	1,833,125
10 Yr. U.S. Treasury Notes Futures	March 2014	577	(70,998,047)	1,293,338

				$5,734,188

				$2,650,167

See Notes to Schedules of Investments and Notes to Financial Statements.

December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Funds’ Supplemental Information Documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to $275,669,084 or 10.60% of the net assets of the GE RSP Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees (Unaudited).

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2013, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013.

(j)	Step coupon bond.

(k)	Security is in default.

(l)	Represents a payment-in-kind security in which may pay all or a portion of interest in additional par.

(m)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Funds’ Board of Trustees.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of December 31, 2013.

††	Security traded on different exchanges.

Abbreviations:

ADR	— American Depository Receipt

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal of Security

TBA	— To Be Announced

Selected data based on a share outstanding throughout the fiscal years indicated

GE RSP U.S. Equity Fund	2013	2012	2011	2010	2009
Net asset value, beginning of period	$44.41	$38.75	$40.23	$36.86	$28.15
Income/(loss) from investment operations:
Net investment income	0.89	0.84	0.60	0.57	0.51
Net realized and unrealized gains/(losses) on investments	14.69	5.66	(1.47)	3.38	8.70
Total income/(loss) from investment operations	15.58	6.50	(0.87)	3.95	9.21

Less distributions from:
Net investment income	0.89	0.84	0.61	0.58	0.50
Net realized gains	4.37	—	—	—	—
Total distributions	5.26	0.84	0.61	0.58	0.50

Net asset value, end of period	$54.73	$44.41	$38.75	$40.23	$36.86

TOTAL RETURN(a)	35.15%	16.78%	(2.16)%	10.71%	32.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$5,056,561	$3,960,011	$3,595,722	$3,930,176	$3,720,632
Ratios to average net assets:
Net investment income	1.66%	1.88%	1.45%	1.49%	1.60%
Net expenses	0.12%	0.17%	0.16%	0.16%	0.19%
Gross expenses	0.12%	0.17%	0.16%	0.16%	0.19%
Portfolio turnover rate	40%	68%	39%	44%	45%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

GE RSP Income Fund	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.75	$11.67	$11.27	$10.85	$10.49
Income/(loss) from investment operations:
Net investment income	0.30	0.27	0.40	0.42	0.44
Net realized and unrealized gains/(losses) on investments	(0.40)	0.41	0.49	0.44	0.36
Total income/(loss) from investment operations	(0.10)	0.68	0.89	0.86	0.80

Less distributions from:
Net investment income	0.29	0.27	0.40	0.44	0.44
Net realized gains	0.03	0.33	0.09	—	—
Total distributions	0.32	0.60	0.49	0.44	0.44

Net asset value, end of period	$11.33	$11.75	$11.67	$11.27	$10.85

TOTAL RETURN(a)	(0.85)%	5.87%	8.01%	8.01%	7.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,601,277	$2,932,275	$2,755,370	$2,621,675	$2,437,612
Ratios to average net assets:
Net investment income	2.58%	2.22%	3.46%	3.78%	4.15%
Net expenses	0.19%	0.19%	0.16%	0.18%	0.19%
Gross expenses	0.19%	0.19%	0.16%	0.18%	0.19%
Portfolio turnover rate	335%	398%	439%	353%	322%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2013	GE RSP U.S. EQUITY FUND	GE RSP INCOME FUND

ASSETS
Investments in securities, at Fair Value (cost $3,650,368,481 and $2,548,407,580, respectively)	$4,944,602,978	$2,510,399,399
Short-term investments (cost $107,582,477 and $371,444,946, respectively)	107,582,477	371,456,956
Cash	88,922	2,496
Receivable for investments sold	—	17,057,417
Income receivables	6,135,960	19,073,186
Receivable for fund shares sold	—	4,057
Variation margin receivable	—	1,001,200
Other assets	45,027	27,539
Total assets	5,058,455,364	2,919,022,250
LIABILITIES
Distribution payable to shareholders	—	257,924
Payable for investments purchased	—	315,926,288
Payable for fund shares redeemed	1,363,867	813,748
Payable to GEAM	203,630	381,556
Accrued other expenses	327,304	365,823
Total liabilities	1,894,801	317,745,339
NET ASSETS	$5,056,560,563	$2,601,276,911
NET ASSETS CONSIST OF:
Capital paid in	$3,773,176,970	$2,643,498,847
Undistributed (distributions in excess of) net investment income	20,158	1,163,500
Accumulated net realized loss	(10,871,062)	(8,039,432)
Net unrealized appreciation (depreciation) on:
Investments	1,294,234,497	(37,996,171)
Futures	—	2,650,167
NET ASSETS	$5,056,560,563	$2,601,276,911
Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	92,386,804	229,576,366
Net asset value per share	$54.73	$11.33

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the year ended December 31, 2013	GE RSP U.S. EQUITY FUND	GE RSP INCOME FUND

INVESTMENT INCOME
Income
Dividend	$80,960,000	$80,392
Interest	221,657	76,397,093
Less: Foreign taxes withheld	(158,705)	—
Total income	81,022,952	76,477,485
Expenses
Advisory and administration fees	4,671,764	4,457,116
Transfer agent fees	345,107	375,024
Custody and accounting expenses	151,855	194,428
Professional fees	42,931	51,651
Other expenses	173,757	253,424
Total Expenses	5,385,414	5,331,643
Net investment income	$75,637,538	$71,145,842
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$449,848,492	$(35,107,339)
Futures	—	33,241,109

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	831,872,537	(95,689,488)
Futures	—	1,277,779
Net realized and unrealized gain (loss) on investments	1,281,721,029	(96,277,939)
Net increase (decrease) in net assets resulting from operations	$1,357,358,567	$(25,132,097)

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the year ended December 31, 2013 and 2012	GE RSP U.S. EQUITY FUND		GE RSP INCOME FUND

	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$75,637,538	$73,480,311	$71,145,842	$64,009,328
Net realized gain (loss) on investments, futures and foreign currency related transactions	449,848,492	317,478,358	(1,866,230)	82,469,128
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	831,872,537	203,067,514	(94,411,709)	15,780,307
Net increase (decrease) from operations	1,357,358,567	594,026,183	(25,132,097)	162,258,763
Distributions to shareholders from:
Net investment income	(75,738,628)	(73,342,005)	(70,424,793)	(64,328,890)
Net realized gains	(370,185,322)	—	(5,767,792)	(80,596,260)
Total distributions	(445,923,950)	(73,342,005)	(76,192,585)	(144,925,150)
Increase (decrease) in assets from operations and distributions	911,434,617	520,684,178	(101,324,682)	17,333,613
Share transactions:
Proceeds from sale of shares	86,765,028	86,086,193	38,065,889	137,453,632
Value of distributions reinvested	421,697,803	68,770,546	73,501,910	139,674,272
Cost of shares redeemed	(323,347,931)	(311,251,594)	(341,240,957)	(117,556,766)
Net increase (decrease) from share transactions	185,114,900	(156,394,855)	(229,673,158)	159,571,138
Total increase (decrease) in net assets	1,096,549,517	364,289,323	(330,997,840)	176,904,751

NET ASSETS
Beginning of year	3,960,011,046	3,595,721,723	2,932,274,751	2,755,370,000
End of year	$5,056,560,563	$3,960,011,046	$2,601,276,911	$2,932,274,751
Undistributed (distributions in excess of) net investment income, end of period	$20,158	$121,837	$1,163,500	$595,960

CHANGES IN FUND SHARES

Shares sold	1,663,773	1,999,458	3,277,213	11,528,565
Issued for distributions reinvested	7,743,259	1,557,733	6,411,073	11,806,032
Shares redeemed	(6,181,855)	(7,196,553)	(29,656,764)	(9,824,064)
Net increase (decrease) in fund shares	3,225,177	(3,639,362)	(19,968,478)	13,510,533

The accompanying Notes are an integral part of these financial statements.

December 31, 2013

1.	Organization of the Funds

The GE RSP U.S. Equity Fund, (formerly GE S&S U.S. Equity Fund) and GE RSP Income Fund, (formerly GE S&S Income Fund) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as open-end management investment companies. The Funds are two of the investment options offered under the GE Retirement Savings Plan (the “RSP” or the “Plan” formerly GE Savings & Security Program). The Plan, through a trust, owns 70% of the GE RSP U.S. Equity Fund and 74% of the GE RSP Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds’ investment adviser and a wholly-owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2013, the GE RSP Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and

December 31, 2013

the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments

The GE RSP Income Fund purchases or sells securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

December 31, 2013

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost

December 31, 2013

does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2013:

Fund	Investments	Level 1	Level 2	Level 3	Total

GE RSP U.S. Equity Fund	Investments in Securities†
	Common Stock	$4,944,602,978	$—	$—	$4,944,602,978
	Short-Term Investments	—	107,582,477	—	107,582,477

	Total Investments in Securities	$4,944,602,978	$107,582,477	$—	$5,052,185,455

GE RSP Income Fund	Investments in Securities†
	U.S. Treasuries	—	385,777,328	—	385,777,328
	Agency Mortgage Backed	—	780,856,519	—	780,856,519
	Agency Collateralized Mortgage Obligations	—	9,929,156	—	9,929,156
	Asset Backed	—	6,204,647	—	6,204,647
	Corporate Notes	—	1,079,882,302	—	1,079,882,302
	Non-Agency Collateralized Mortgage Obligations	—	175,592,404	—	175,592,404
	Sovereign Bonds	—	53,203,537	—	53,203,537
	Municipal Bonds and Notes	—	15,691,819	—	15,691,819
	Preferred Stock	3,261,687	—	—	3,261,687
	Short-Term Investments	—	371,456,956	—	371,456,956

	Total Investments in Securities	$3,261,687	$2,878,594,668	$—	$2,881,856,355

December 31, 2013

Fund	Investments	Level 1	Level 2	Level 3	Total
	Other Financial Instruments*
	Short Futures Contracts — Unrealized Appreciation	$5,734,188	$—	$—	$5,734,188
	Long Futures Contracts — Unrealized Depreciation	(3,084,021)	—	—	(3,084,021)

	Total Other Financial Instruments	$2,650,167	$—	$—	$2,650,167

†	See Schedules of Investments for industry classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the GE RSP Income Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2013.

	Asset Derivatives December 31, 2013			Liability Derivatives December 31, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
GE RSP Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	5,734,188	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(3,084,021	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income($)
GE RSP Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	6,594,318,454/ (6,558,810,645)	33,241,109	1,277,779

December 31, 2013

5.	Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one

Fund is the lesser of its prospectus limitation, 20% of its net assets, or $150 million. The credit facilities were not utilized by the Trust during the period ended December 31, 2013.

6.	Compensation and Fees Paid to Affiliates

Advisory and Administration Expenses

During 2013, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2013, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
GE RSP U.S. Equity Fund	$—	$—	$1,775,335,844	$2,012,286,868
GE RSP Income Fund	7,215,762,216	7,437,712,764	1,629,757,347	1,420,465,504

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2010, 2011, 2012 and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

		Gross Tax		Net Tax Appreciation / (Depreciation)		Undistributed
Fund	Cost of Investment For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accum. Capital Gain /(Loss)	Late-Year Losses
GE RSP U.S. Equity Fund	$3,768,822,020	$1,284,270,422	$(906,987)	$1,283,363,435	$—	$20,158	$—	$—
GE RSP Income Fund	2,921,261,718	30,091,569	(69,496,932)	(39,405,363)	2,650,167	1,163,500	(3,220,309)	(759,765)

December 31, 2013

As of December 31, 2013, the GE RSP Income Fund has capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

	Amount
Fund	Short-Term	Long-Term	Expires
GE RSP Income Fund	$3,220,309	$—	Unlimited Losses

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

During the year ended December 31, 2013, the Funds utilized prior year capital loss carryovers as follows:

Fund	Amount
GE RSP U.S. Equity Fund	$65,003,195

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The following Funds elected to defer qualified late-year losses for the year ended December 31, 2013 as follows:

Fund	Capital	Ordinary
GE RSP Income Fund	$(759,765)	$—

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	December 31, 2013		December 31, 2012
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
GE RSP U.S. Equity Fund	$75,739,217	$370,184,733	$73,342,005	$—
GE RSP Income Fund	76,192,585	—	144,925,150	—

Distributions to Shareholders

GE RSP Income Fund declares investment income dividends daily and pays them monthly. The GE RSP U.S. Equity Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of investments in futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2013 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
GE RSP U.S. Equity Fund	$(589)	$671,031	$(670,442)
GE RSP Income Fund	(153,509)	638,616	(485,107)

The Unitholders and Board of Trustees

GE RSP Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE RSP U.S. Equity Fund (formerly, GE S&S U.S. Equity), and GE RSP Income Fund (formerly, GE S&S Income Fund) (collectively, the “Funds”), as of December 31, 2013 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE RSP U.S. Equity Fund (formerly, GE S&S U.S. Equity), and GE RSP Income Fund (formerly, GE S&S Income Fund) as of December 31, 2013, the results of their operations, changes in their net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 20, 2014

Summary

For the fiscal year ended December 31, 2013, certain dividends paid by the following Fund may be subject to a reduced income tax rate. The following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income
GE RSP U.S Equity Fund	$75,738,628

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
GE RSP U.S. Equity Fund	94.79%

For the year ended December 31, 2013, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund name	Long Term Capital Gain Distributions
GE RSP U.S. Equity Fund	$370,184,733

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the GE RSP Mutual Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance for an additional year of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 16, 2013.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems and shareholder servicing model. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant and enhanced technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

1 Formerly known as the GE S&S Mutual Funds. The GE RSP Mutual Funds include the GE RSP Income Fund and GE RSP U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”).

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance of the Funds in certain periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and the reasons for the Funds’ relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and considered the new cost allocation method that was implemented for the Funds in 2013. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, because of a moderate increase in assets, the Funds slightly benefited from economies of scale, which, in some instances, lowered the Funds’ operating expenses. The Board noted that the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

The GE RSP U.S. Equity Fund

Investments by the GE RSP U.S. Equity Fund are subject to the following restrictions:

a.	Moneys in the GE RSP U.S. Equity Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

b.	Moneys in the GE RSP U.S. Equity Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

c.	The GE RSP U.S. Equity Fund will not acquire any securities if immediately after such acquisition and as a result thereof (i) the GE RSP U.S. Equity Fund would hold more than 10% of the outstanding voting securities of any issuer, (ii) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (iii) more than 25% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in any particular industry, or (iv) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

d.	The GE RSP U.S. Equity Fund will not invest in securities of GE or its affiliates, or in securities of the investment adviser, and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter.

e.	The GE RSP U.S. Equity Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment adviser or any officer or director thereof. This investment restriction is not intended to prohibit the GE RSP U.S. Equity Fund from engaging in such transactions with other investment companies or accounts managed by the investment adviser or the investment adviser’s affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

f.	The GE RSP U.S. Equity Fund will not engage in margin transactions or short sales or participate in a joint trading account.

g.	The GE RSP U.S. Equity Fund will not invest in puts, calls or similar options.

h.	The GE RSP U.S. Equity Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the GE RSP U.S. Equity Fund. The GE RSP U.S. Equity Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the GE RSP U.S. Equity Fund will not mortgage or pledge any of its assets.

The GE RSP Income Fund

The GE RSP Income Fund will not:

a.	purchase securities on margin or sell short or participate in a joint trading account;

b.	deal in options to buy or sell securities except to the extent permitted by law;

c.	borrow money or property except as a temporary measure to meet the cash or administrative needs of the GE RSP Income Fund. In no event will the amount of such borrowings exceed 10% of such the GE RSP Income Funds’ total assets taken at market value at the time of such borrowing;

d.	make cash loans to others except through the purchase of debt securities in accordance with the GE RSP Income Fund’s investment objectives;

e.	invest in interests in oil, gas or other mineral lease or production agreements;

f.	act as an underwriter of securities for other issuers except that the GE RSP Income Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended (“Securities Act”);

g.	purchase securities for the purpose of exercising control or management;

h.	pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of the GE RSP Income Fund’s total assets;

i.	unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of its investment adviser, or any other affiliate (as defined in the Investment Company Act) of the GE RSP Income Fund or any affiliate of such affiliate, portfolio securities or other property of the RSP Income Fund;

j.	unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment adviser of the GE RSP Income Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter;

k.	purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

l.	purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

m.	invest in the securities of registered investment companies.

Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE RSP Mutual Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of Elfun Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  55

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Chief Investment Officer – Emerging Markets Equities since February 2014; formerly, Chief Risk Officer of GEAM from March 2011 to February 2014; Senior Vice President and Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust and Director of GEAM since March 2011.

Joon Won Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  44

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – Vice President and Secretary – 3 years

Principal Occupation(s) During Past 5 Years   Senior Vice President and Deputy General Counsel of GEAM since March 2011;

Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  45

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Investments of GEAM since March 2012; President and Chief Investment Officer – Fixed Income from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007 and Director of GE Asset Management Limited (GEAML) since December 2007.

Michael J. Cosgrove

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  64

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 26 years

Principal Occupation(s) During Past 5 Years  President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds & Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President – Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1998.

Number of Portfolios in Fund Complex Overseen by Trustee  25

Other Directorships Held by Trustee  Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director, GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998 and GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  44

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years   Chief Risk Officer of GEAM since February 2014; formerly Executive Vice President and the Strategy and Business Development Leader of GEAM from December 2011 to February 2014; Senior Vice President– Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  47

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc., and Elfun Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. LaPorta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Investments Funds, Inc. and GE Institutional Funds since July 2003; Vice President of Elfun Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Ralph R. Layman

Address   c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  58

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 22 years

Principal Occupation(s) During Past 5 Years   Executive Vice President and Chief Investment Officer – Emeritus of GEAM since March 2012; President and Chief Investment Officer – Public Equities from July 2009 to March 2012; President – International Equities from March 2007 to July 2009; Executive Vice President – International Investments from 1992 to March 2007 and Senior Vice President International Investments from 1991 to 1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  52

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  6 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  25

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007: Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  56

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 20 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  57

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 Years  Director of GEAM and President and Chief Investment Officer – Investment Solutions since 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Matthew Zakrzewski

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since August 2013; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since September 2013 and Director of GEAM since September 2013.

Investment Adviser

GE Asset Management Incorporated

Plan Trustees and Officers of the Investment Adviser

Dmitri Stockton, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated (since May 2011)

George A. Bicher, Trustee, Chief Investment Officer – Emerging Markets Equities

Paul M. Colonna, Trustee, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, Trustee, President of Mutual Funds and Global Investment Programs

Tim Hanlon, Senior Vice President, Human Resources

Gregory B. Hartch, Trustee, Chief Risk Officer

Ralph R. Layman, Trustee, Executive Vice President, Chief Investment Officer Emeritus

Maureen B. Mitchell, President of Global Sales and Marketing

Steve Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President and Chief Investment Officer – Alternative Investments and Real Estate

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Solutions

Matthew Zakrzewski, Executive Vice President, Chief Financial Officer

Portfolio Managers

GE RSP U.S. Equity Fund	GE RSP Income Fund
David B. Carlson Stephen V. Gelhaus Paul C. Reinhardt	William Healey Mark H. Johnson Vita Marie Pike

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Plan to:	Address all inquiries outside the Plan to:
GE Retirement Savings Plan Service Center	GE RSP Mutual Funds
c/o Fidelity Investments P.O. Box 770003 Cincinnati, OH 45277-0065	U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

INSIDE THE RETIREMENT SAVINGS PLAN

Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:

GE Retirement Savings Plan Service Center:  1-877-55-GERSP (1-877-554-3777)

or visit benefits.ge.com and click on My GE RSP

OUTSIDE THE RETIREMENT SAVINGS PLAN

If shares of the GE RSP U.S. Equity and the GE RSP Income Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:

GE Asset Management — Shareholder Services:  1-800-242-0134

or visit www.geam.com

M O R N I N G S T A R R A T I N G S™
Through December 31, 2013
FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE RSP U.S. Equity — (Large-Growth)
Overall	1,782	¶	¶	¶
3 year	1,629	¶	¶	¶
5 year	1,547	¶	¶	¶
10 year	1,333	¶	¶	¶
GE RSP Income — (Intermediate-Term Bond Fund)
Overall	1,115	¶	¶	¶
3 year	1,041	¶	¶	¶	¶
5 year	961	¶	¶	¶
10 year	865	¶	¶	¶

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

GE RSP Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

RSP-1 (2/14)

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Donald W. Torey is designated as the audit committee financial expert for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey qualifies as an audit committee financial expert and is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $22,700 in 2012 and $22,850 in 2013.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE RSP Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2012 and $0 in 2013.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the below registrants have duly caused each report to be signed on their behalf by the undersigned, thereunto duly authorized.

General Electric RSP Income Fund

General Electric RSP U.S. Equity Fund

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date:	February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each report has been signed below by the following persons on behalf of the registrants and in the capacities and on the dates indicated.

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date:	February 20, 2014

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE RSP Funds

Date:	February 20, 2014